SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 13, 1998
(Date of earliest event reported)


                    Capco America Securitization Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                      333-22133                13-3672336
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     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)             Identification No.)
     Incorporation)


        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office


       Registrant's telephone number, including area code: (212) 667-9300

Item 5.   Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Capco America Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D7 (the "Certificates"). On September 30, 1998, Capco America Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, The Capital Company of America Client Services LLC, as servicer, AMRESCO Services, L.P., as co-servicer and operating advisor, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent, of the Certificates, issued in eighteen classes: the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class A-5, Class PS-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-6H, Class V-1, Class V-2, Class R and Class LR Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                    Item 601(a) of Regulation S-K
     Exhibit No.              Exhibit No.              Description
     -----------              -----------              -----------

          1                        4                   Pooling   and   Servicing
                                                       Agreement   dated  as  of
                                                       September 11, 1998.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CAPCO AMERICA SECURITIZATION
                                        CORPORATION


                                        By:  /s/ Marlyn A. Marincas
                                           -------------------------
                                                 Marlyn A. Marincas
                                                 Director


Date: October  13, 1998